UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2009
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
5757 North Green Bay Avenue Milwaukee Wisconsin		53209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 21, 2009, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s results of operations for the three and six months ended March 31, 2009. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated April 21, 2009 reporting the results of operations for the three and six months ended March 31, 2009 issued by the registrant on April 21, 2009.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2009 second quarter quarterly update conference call issued by the registrant on April 21, 2009.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.1	Press release issued by Johnson Controls, Inc., dated April 21, 2009.
99.2	Slide presentation for the fiscal year 2009 second quarter quarterly update conference call issued by Johnson Controls, Inc., dated April 21, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
April 22, 2009	By:	/s/ Susan M. Kreh
		Name:	Susan M. Kreh
		Title:	Vice President and Corporate Controller